                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|
Check the appropriate box:

|X| Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          EXCELSIOR INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                                                              PRELIMINARY COPY
                                                              ----------------

                          EXCELSIOR INSTITUTIONAL TRUST

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
            OF THE EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

                                   ----------


                                                              November ___, 1998


To the Shareholders of the Excelsior Institutional
       International Equity Fund

         A Special Meeting of Shareholders of the International Equity Fund (the "Fund") of Excelsior Institutional Trust (the "Trust") will be held on December 28, 1998, at 10:00 a.m. (Eastern Time) at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, for the purpose of considering and voting upon:

                  (1) A proposal to approve a new investment advisory agreement for the Fund among the Trust, United States Trust Company of New York and U.S. Trust Company of Connecticut; and

                  (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on November 9, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                                         W. BRUCE McCONNEL, III
                                                         Secretary

                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR DECEMBER 28, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                                                PRELIMINARY COPY
                                                                ----------------

                          EXCELSIOR INSTITUTIONAL TRUST
                                73 Tremont Street
                        Boston, Massachusetts 02108-3913

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Excelsior Institutional Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust's International Equity Fund (the "Fund") to be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, on December 28, 1998 at 10:00 a.m. (Eastern Time). Such meeting and any adjournments thereof are hereinafter collectively referred to as the "Meeting."

         It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. United States Trust Company of New York and U.S. Trust Company of Connecticut will bear all proxy solicitation costs.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about November ___, 1998.

         A Proxy is enclosed with respect to the shares you own in the Fund. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

         The Board of Trustees unanimously recommends that shareholders vote "FOR" the approval of the new Investment Advisory Agreement described in this Proxy Statement.

                                  INTRODUCTION

         Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("UST Pacific") served as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and UST Pacific dated as of November 15, 1995 (the "Current Advisory Agreement"). On June 22, 1998, UST Pacific was reorganized into a branch office of U.S. Trust Company of California ("UST California"). Prior to the reorganization, UST California assumed the rights, responsibilities, liabilities and obligations of UST Pacific under the Current Advisory Agreement pursuant to an assumption agreement among the Trust, UST Pacific and UST California dated as of June 19, 1998. UST Pacific was and UST California is a wholly-owned subsidiary of U.S. Trust Corporation. The management personnel of UST Pacific responsible for providing investment advisory services to the Fund were retained as employees of UST California and have continued to provide the same services to the Fund. UST California changed its name to U.S. Trust Company, N.A. ("UST N.A.") in connection with the reorganization.

         Harding, Loevner Management, L.P. ("Harding Loevner") currently serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between UST Pacific and Harding Loevner dated November 15, 1995 (the "Sub-Advisory Agreement" and, together with the Current Advisory Agreement, the "Current Agreements"). Prior to the reorganization of UST Pacific as described above, UST California assumed UST Pacific's rights, responsibilities, liabilities and obligations under the Sub-Advisory Agreement pursuant to an assumption agreement among UST Pacific, UST California and Harding Loevner dated as of June 19, 1998.

         It is proposed that the Trust replace UST N.A. as the Fund's investment adviser by entering into a new investment advisory agreement with United States Trust Company of New York ("UST NY") and U.S. Trust Company of Connecticut ("UST CT") which, if approved by the shareholders of the Fund, will become effective at the time of such approval (the "New Agreement"). The Sub-Advisory Agreement with Harding Loevner will be terminated upon effectiveness of the New Agreement.

         The terms and conditions of the New Agreement (described below) are substantially the same as the Current Advisory Agreement, except that (1) the New Agreement will be dated as of December 28, 1998 or such other date when the New Agreement is approved by the Fund's shareholders, and (2) UST NY and UST CT will serve as co-investment advisers to the Fund and will be jointly, but not severally, liable under the New Agreement. Although significant provisions of the New Agreement are summarized below, the summary is qualified in its entirety by reference to the New Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

                        DESCRIPTION OF THE NEW AGREEMENT

         Terms and Fees. As previously noted, the terms and conditions of the New Agreement are substantially the same as those of the Current Advisory Agreement, except that (1) the New Agreement will be dated as of the date of shareholder approval of the New Agreement, and (2) UST NY and UST CT will serve as the the Fund's co-investment advisers and will be jointly, but not severally, liable under the New Agreement.

         The New Agreement provides that, subject to the general supervision of the Trust's Board of Trustees, UST NY and UST CT (collectively, "U.S. Trust") will: (i) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under the New Agreement; (ii) formulate and continuously review, supervise, and administer an investment program for the Fund; (iii) determine the securities to be purchased by the Fund, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities; (iv) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Fund's securities; (v) provide valuations with respect to the securities held by the Fund if so requested by the Board; (vi) render regular reports to the Trust's officers and the Board concerning the investment performance of the Fund, U.S. Trust's discharge of its responsibilities under the New Agreement, and any other subject as the Trust's officers or Board reasonably may request; and (vii) assist the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of the New Agreement.

         The New Agreement authorizes U.S. Trust to employ one or more sub-advisers to perform any or all of the advisory services described above under U.S. Trust's supervision, provided that U.S. Trust remains fully responsible for the provision of such services. Any sub-adviser must be approved as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and any fees or compensation payable to a sub-adviser will be paid by U.S. Trust.

         There will be no change in the contractual advisory fees payable by the Fund as a result of approval of the New Agreement. The New Agreement, like the Current Advisory Agreement, entitles U.S. Trust to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. U.S. Trust may from time to time voluntarily waive all or a portion of the advisory fee payable by the Fund, which waiver may be terminated at any time.

         The New Agreement provides that U.S. Trust will furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under the New Agreement. U.S. Trust also will pay the salaries and fees of all personnel of the Trust or U.S. Trust performing services related to U.S. Trust's duties under the New Agreement.

         The New Agreement also provides that U.S. Trust may place orders for portfolio securities either directly with the issuer or with any broker or dealer selected by U.S. Trust. In placing orders with brokers and/or dealers, U.S. Trust is obligated to use its best efforts to obtain the best net price and most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, U.S. Trust may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which U.S. Trust exercises investment discretion. U.S. Trust is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if U.S. Trust determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of U.S. Trust with respect to the accounts as to which it exercises investment discretion.

         U.S. Trust may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

         Notwithstanding the foregoing, the Board periodically will review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board, in its discretion, may instruct U.S. Trust to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

         When U.S. Trust deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, U.S. Trust, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. U.S. Trust also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by U.S. Trust in a manner that it believes is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

         The New Agreement requires U.S. Trust to give the Trust the benefit of its best judgment and efforts in rendering services to the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Agreement, U.S. Trust will not be liable to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of UST NY and UST CT under the New Agreement will be joint, but not several.

         If approved by a majority of the Fund's outstanding shares (as defined below), the New Agreement will become effective at the time of such approval, and will continue in effect until July 31, 1999 (unless terminated sooner). Thereafter, if not terminated, the New Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the Fund's outstanding shares; or (ii) the vote of a majority of the full Board of Trustees.

         The New Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board or by the vote of a majority of the Fund's outstanding shares, on 60 days' written notice to U.S. Trust; or (ii) U.S. Trust, on 90 days' written notice to the Trust. The New Agreement also provides that it will terminate immediately in the event of its "assignment" (as defined in the 1940 Act).

         Evaluation by the Board of Trustees. The New Agreement was approved by a majority of the Trust's Board of Trustees and by a majority of those members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement at a meeting held on July 31, 1998. In considering whether to approve the New Agreement and to submit the New Agreement to shareholders of the Fund for their approval, the Board considered the following factors: (i) the Fund's performance since commencement of operations;
(ii) U.S. Trust's representations that approval of the New Agreement would enhance the nature and quality of the advisory services currently provided to the Fund; (iii) the terms and conditions of the New Agreement, which are substantially the same as those of the Current Advisory Agreement; (iv) U.S. Trust's commitment to waive advisory fees under the New Agreement in order to maintain the Fund's overall expense ratio at its current level; (v) the performance, fees and expense ratios of other international equity funds advised by U.S. Trust; (vi) U.S. Trust's experience, capabilities and resources in international equity management; and (vii) the benefits which U.S. Trust may derive from the New Agreement, including receipt of investment research and information in return for allocating portfolio brokerage. Based on the foregoing factors, the Board concluded that approval of the New Agreement was in the best interests of the Fund and its shareholders.

         Two of the members of the Trust's Board of Trustees are considered to be "interested" Trustees within the meaning of the 1940 Act. Frederick S. Wonham, Chairman of the Board of Trustees and President and Treasurer of the Trust, and Alfred Tannachion, each own shares of U.S. Trust Corporation, the parent of U.S. Trust.

         If the New Agreement is approved by the Fund's shareholders, the Current Agreements will terminate upon the execution of the New Agreement. U.S. Trust would replace UST N.A. as the Fund's investment adviser, and Harding Loevner would no longer serve as the Fund's sub-adviser. U.S. Trust has informed the Trust that it does not currently intend to employ a sub-adviser for the Fund if the New Agreement is approved. If the New Agreement is not approved, then the Board will promptly seek to enter into a new advisory arrangement for the Fund, subject to any required approval by the Fund's shareholders.

                  THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW AGREEMENT


                               VOTING INFORMATION

         Record Date. Only shareholders of record at the close of business on November 9, 1998 will be entitled to vote at the Meeting. On that date, there were ___________________ Institutional Shares and ___________________ Trust
Shares of the Fund outstanding and entitled to be voted at the Meeting. All shares of the Fund will vote in the aggregate and not by class at the Meeting.

         Voting Procedures. The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined in the 1940 Act), which means the lesser of (i) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         Quorum. Under the Trust's Trust Instrument, a quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreement.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies "FOR" adjournment. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

         Other Shareholder Information. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately ___% of the Fund's outstanding shares as agent or custodian for their customers. In addition, at that date, U.S. Trust and its affiliates held investment and/or voting power with respect to approximately ____% of the Fund's outstanding shares on behalf of their customers.

         The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to 5% or more of the Fund's Institutional or Trust Shares at the record date were as follows:



                                        Number of             Percentage of
                                    Outstanding Shares of  Outstanding Shares of
Name & Address     Class of Shares        Class                 Class



         As of the record date, the trustees and officers of the Trust as a group owned beneficially less than 1% of the Fund's outstanding shares.


                             ADDITIONAL INFORMATION

         Information About the Proposed Co-Investment Advisers. UST NY, which has its principal offices at 114 West 47th Street, New York, New York 10036, is a state-chartered bank and trust company and a member bank of the Federal Reserve System. UST CT, which has its principal offices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905, is a Connecticut state bank and trust company. UST NY and UST CT (collectively, "U.S. Trust") are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036. U.S. Trust provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1997, the Asset Management Groups of U.S. Trust had approximately $61.2 billion in aggregate assets under management.

         The principal executive officers and directors of UST NY and their principal occupations as of November 9, 1998 are set forth below.


Position
with                                                          Principal                            Type of
UST NY                     Name                               Occupation                           Business
------                     ----                               ----------                           --------
Director                Eleanor Baum                          Dean of School                       Academic
                        4 Arleigh Road                        of Engineering,
                        Great Neck, NY 11021                  The Cooper Union for
                                                              the Advancement
                                                              of Science & Art

Director                Samuel C. Butler                      Partner in Cravath,                  Law Firm
                        Cravath, Swaine                       Swaine & Moore
                          & Moore
                        Worldwide Plaza
                        825 Eighth Avenue
                        New York, NY  10019

Director                Peter O. Crisp                        Retired Chairman                     Venture
                        103 Horseshoe Road                    of Venrock, Inc.                     Capital
                        Mill Neck, NY 11765

Director                Antonia M. Grumbach                   Partner in Patterson,                Law Firm
                        Patterson, Belknap,                   Belknap, Webb
                          Webb & Tyler, LLP                   & Tyler
                        1133 Avenue of the
                         Americas
                        New York, NY 10036

Director,               H. Marshall Schwarz                   Chairman of the                      Asset Management,
Chairman                United States Trust                   Board & Chief Exe-                   Investment and
of the Board              Company of New York                 cutive Officer of                    Fiduciary Services
and Chief               114 West 47th Street                  U.S. Trust Corporation
Executive               New York, NY 10036                    and UST NY
Officer

Director                Philippe de Montebello                Director of the                      Art Museum
                        The Metropolitan Museum               Metropolitan
                          of Art                              Museum of Art
                        1000 Fifth Avenue
                        New York, NY  10028-0198



Position
with                                                          Principal                            Type of
UST NY                     Name                               Occupation                           Business
------                     ----                               ----------                           --------
Director                Robert E. Denham                      Partner in Manger,                   Law Firm
                        Manger, Tolks & Olson LLP             Tolks & Olson LLP
                        355 South Grand Avenue
                        35th Floor
                        Los Angeles, CA  90071

Director                Frederic C. Hamilton                  Chairman of the                      Investment and
                        The Hamilton Companies                Board of The                         Venture Capital
                        1560 Broadway                         Hamilton Companies
                        Suite 2000
                        Denver, CO  80202

Director                John H. Stookey                       Chairman of                          Petrochemicals
                        Per Scholas Inc.                      Suburban Propane Pts.                and Propane
                        131 Walnut Avenue
                        Bronx, NY 10454


Director                Robert N. Wilson                      Vice Chairman of                     Health Care
                        Johnson & Johnson                     the Board of Johnson                 Products
                        One Johnson &                         & Johnson
                          Johnson Plaza
                        New Brunswick, NJ 08933

Director                Peter L. Malkin                       Chairman of                          Law Firm
                        Wien, Malkin LLP                      Wien, Malkin & Bettex
                        Lincoln Building
                        60 East 42nd Street
                        New York, NY 10165

Director                David A. Olsen                        Retired Chairman of                  Risk & Insurance
                        1120 Park Avenue                      Johnson & Higgins                    Services
                        New York, NY 10128

Director                Richard F. Tucker                     Retired Vice Chairman-               Petroleum
                        11 Over Rock Lane                     Mobil Corporation                    and Chemicals
                        Westport, CT 06880

Director                Ruth A. Wooden                        President & CEO of                   Not-for-
                        The Advertising                       The Advertising                      Profit Public
                         Council, Inc.                        Council, Inc.                        Service
                        261 Madison Avenue                                                         Advertising
                        11th Floor
                        New York, NY 10016


Position
with                                                          Principal                            Type of
UST NY                     Name                               Occupation                           Business
------                     ----                               ----------                           --------
Executive               Paul K. Napoli                        Executive                            Asset Management,
Vice                    United States Trust                   Vice President                       Investment and
President                 Company of New York                 of U.S. Trust                        Fiduciary Services;
                        114 West 47th Street                  Corporation                          Private Banking
                        New York, NY 10036                    and UST NY

Director and            Maribeth S. Rahe                      Vice Chairman                        Asset Management,
Vice Chair-             United States Trust                   of U.S. Trust                        Investment and
man                       Company of New York                 Corporation                          Fiduciary Services
                        114 West 47th Street                  and UST NY
                        New York, NY 10036

Director,               Frederick B. Taylor                   Vice Chairman and                    Asset Management,
Vice Chair-             United States Trust                   Chief Investment Of-                 Investment and
man and                   Company of New York                 ficer of U.S. Trust                  Fiduciary Services
Chief Invest-           114 West 47th Street                  Corporation and
ment Officer            New York, NY 10036                    UST NY

Director,               Jeffrey S. Maurer                     President and                        Asset Management,
President,              United States Trust                   Chief Operating                      Investment and
and Chief                 Company of New York                 Officer of U.S.                      Fiduciary Services
Operating               114 West 47th Street                  Trust Corporation
Officer                 New York, NY  10036                   and UST NY

Executive               John L. Kirby                         Executive                            Asset Management,
Vice                    United States Trust                   Vice President and                   Investment and
President                 Company of New York                 Chief Financial                      Fiduciary Services
and Chief               114 West 47th Street                  Officer of U.S.
Financial               New York, NY 10030                    Trust Corporation
Officer                                                       and UST NY

Executive               Kenneth G. Walsh                      Executive                            Asset Management,
Vice                    United States Trust                   Vice President                       Investment and
President                 Company of New York                 of U.S. Trust                        Fiduciary Services
                        114 West 47th Street                  Corporation
                        New York, NY 10030                    and UST NY

Director                Philip L. Smith                       Corporate Director and
                        P.O. Box 386                          Trustee
                        Ponte Verde Beach, FL 32004



Position
with                                                          Principal                            Type of
UST NY                     Name                               Occupation                           Business
------                     ----                               ----------                           --------
Executive               John C. Hover, II                     Executive                            Investment
Vice                    United States Trust                   Vice President                       Management and
President                 Company of New York                                                      Fiduciary Services;
                        114 West 47th Street                                                       Private Banking
                        New York, NY 10030

Executive               John M. Deignan                       Executive                            Investment
Vice                    United States Trust                   Vice President                       Management and
President                 Company of New York                                                      Fiduciary Services;
                        114 West 47th Street                                                       Private Banking
                        New York, NY 10030



         The principal executive officers and directors of UST CT and their principal occupations as of November 9, 1998 are set forth below.


Position
with                                                          Principal                            Type of
UST CT                         Name                           Occupation                           Business
------                         ----                           ----------                           --------
Director                   John N. Irwin                      Lawyer
                           1133 Avenue of the
                             Americas
                           New York, NY 10036

Director                   June Noble Larkin                  Foundation                           Not-for-Profit
                           Edward John Noble                  Director                             Organization
                             Foundation, Inc.
                           32 East 57th Street
                           New York, NY 10022

Director                   Tucker H. Warner                   Co-Founder,                          Consulting Firm
                           The Nutmeg Financial               Partner &
                             Group, LLC                       Director
                           1157 Highland Avenue
                             West
                           Cheshire, CT 06903

Director                   Thomas C. Clark                    Managing Director,                   Asset Management,
                           United States Trust                UST NY                               Investment and
                             Company of New York                                                   Fiduciary Services
                           11 West 54th Street
                           New York, NY 10019

Position
with                                                          Principal                            Type of
UST CT                         Name                           Occupation                           Business
------                         ----                           ----------                           --------
Director                   Maribeth S. Rahe                   Vice Chairman,                       Asset Management,
                           United States Trust                UST NY                               Investment and
                             Company of New York                                                   Fiduciary Services
                           114 West 47th Street
                           New York, NY 10036

Director                   Frederick B. Taylor                Vice Chairman,                       Asset Management,
                           United States Trust                UST NY                               Investment and
                             Company of New York                                                   Fiduciary Services
                           114 West 47th Street
                           New York, NY 10036

Director                   Kenneth G. Walsh                   Executive Vice                       Asset Management,
                           United States Trust                President,                           Investment and
                             Company of New York              UST NY                               Fiduciary Services
                           114 West 47th Street
                           New York, NY 10036

Director,                  William V. Ferdinand               Managing Director                    Asset Management,
Managing                   U.S. Trust Company                 & CIO                                Fiduciary Services
Director &                   of Connecticut                                                        & Private Banking
CIO                        225 High Ridge Road
                           Stamford, CT 06905

Director,                  W. Michael Funck                   President & CEO                      Asset Management,
President &                U.S. Trust Company                                                      Fiduciary Services
CEO                          of Connecticut                                                        & Private Banking
                           225 High Ridge Road
                           Stamford, CT 06905

Vice Presi-                Neil M. McDonnell                  Vice President &                     Asset Management,
dent &                     U.S. Trust Company                 Treasurer                            Fiduciary Services
Treasurer                    of Connecticut                                                        & Private Banking
                           225 High Ridge Road
                           Stamford, CT 06905

Vice Presi-                Alberto Rodriguez                  Vice President &                     Asset Management,
dent &                     U.S. Trust Company                 Secretary                            Fiduciary Services
Secretary                    of Connecticut                                                        & Private Banking
                           225 High Ridge Road
                           Stamford, CT 06905


         U.S. Trust currently serves as investment adviser to other registered investment companies, including the Trust's Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, all of the portfolios of Excelsior Tax-Exempt Funds, Inc. and all of the portfolios of Excelsior Funds, Inc. The international portfolios of Excelsior Funds, Inc. have investment objectives similar to that of the Fund. These portfolios, their approximate net assets (as of March 31, 1998), and the annual advisory fees payable by these portfolios to U.S. Trust are as follows:


                                    Approximate            Annual
        Name of                        Net                  Fee
   Investment Company                Assets                 Rate
   ------------------                ------                ------

International Fund                $204,889,037       1.00% of the fund's
                                                     average daily net assets

Latin America Fund                 $88,696,362       1.00% of the fund's
                                                     average daily net assets

Pacific/Asia Fund                  $43,808,317       1.00% of the fund's
                                                     average daily net assets

Pan European Fund                  $207,635,774      1.00% of the fund's
                                                     average daily net assets

Emerging Markets Fund                $6,535,450      1.25% of the fund's
                                                     average daily net assets

For the fiscal year ended March 31, 1998, U.S. Trust voluntarily waived advisory fees at the effective annual rates of 0.08%, 0.10%, 0.09%, 0.07% and 0.89% of the average daily net assets of the International, Latin America, Pacific/Asia, Pan European and Emerging Markets Funds, respectively.

         Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust and its affiliates from engaging in the business of underwriting securities of open-end investment companies such as the Trust. U.S. Trust believes that the investment advisory services to be performed under the New Agreement and the other services performed by U.S. Trust and its affiliates do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S. Trust believes that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent U.S. Trust from continuing to perform certain services for the Fund. If U.S. Trust were prohibited from so acting, it is expected that the Board of Trustees would recommend another qualified firm. Any new advisory agreement would be subject to shareholder approval.

         Information Concerning the Current Agreements. The Current Advisory Agreement was approved by the Fund's public shareholders on November 15, 1995, and was last renewed by the Trust's Board of Trustees on July 31, 1998. Pursuant to the Current Advisory Agreement, UST N.A. is entitled to receive advisory fees at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, the Fund paid advisory fees (after waivers) at the effective annual rate of 0.50% of the Fund's average daily net assets, representing $215,112.

         The Sub-Advisory Agreement was approved by the Fund's public shareholders on November 15, 1995, and was last renewed by the Board of Trustees on July 31, 1998. Pursuant to the Sub-Advisory Agreement, Harding Loevner is entitled to receive sub-advisory fees from UST N.A. at the annual rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, Harding Loevner received sub-advisory fees at the effective annual rate of 0.50% of the Fund's average daily net assets, representing $216,523.

         On July 31, 1998, the Board approved the termination of the Current Advisory Agreement and the Sub-Advisory Agreement effective upon shareholder approval of the New Agreement.

         Payments to Affiliates. UST CT replaced UST NY as one of the Fund's administrators on May 16, 1997. For the fiscal year ended March 31, 1998, the Fund paid U.S. Trust administration fees (net of waivers) totaling $28,015. UST CT will continue to serve as an administrator to the Fund if the New Agreement is approved.

         For the fiscal year ended March 31, 1998, the Fund did not pay any brokerage commissions to affiliated brokers.

         Principal Underwriter and Administrators. Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, is the principal underwriter for the shares of the Fund. The Fund's administrators are: UST CT; Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913; and Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         Investment Adviser. UST N.A., the Fund's current investment adviser, has its principal offices at 515 South Flower Street, Los Angeles, California 90071.

         Sub-Adviser. Harding Loevner, the Fund's sub-adviser, has its principal offices at 50 Division Street, Suite 401, Somerville, New Jersey 08876.

                                  OTHER MATTERS

         The Trust does not intend to hold annual meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated:  November ___, 1998

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO THE TRUST AT 73 TREMONT STREET, BOSTON, MASSACHUSETTS 02108-3913 OR BY CALLING 1-800-909-1989.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of _______________, 1998 by and among EXCELSIOR INSTITUTIONAL TRUST (the "Trust"), a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), UNITED STATES TRUST COMPANY OF NEW YORK ("USTNY"), a state-chartered bank and trust company, and U.S. TRUST COMPANY OF CONNECTICUT ("USTCT"), a Connecticut state bank and trust company (USTCT and USTNY are collectively referred to herein as the "Adviser").

         In consideration of the promises and the mutual covenants herein contained, the Trust and the Adviser agree as follows:

         1. Appointment. The Trust appoints the Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the "Series") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more sub-advisers; provided that the Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each sub-adviser. Any agreement between the Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

         2. Duties of the Adviser. Subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

            (a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

            (b) formulate and continuously review, supervise, and administer an investment program for the Series;

            (c) determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

            (d) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series' securities;

            (e) provide valuations with respect to the securities held by the Series if so requested by the Trustees of the Trust;

            (f) render regular reports to the Trust's officers and the Board of Trustees concerning the investment performance of the Trust, the Adviser's discharge of its responsibilities under this Agreement, and any other subject as the Trust's officers or Board of Trustees reasonably may request; and

            (g) assist the Trust's officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

         3. Supervision and compliance. The activities of the Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the Trust Instrument and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act and the regulations thereunder; (d) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Trustees may adopt.

         4. Purchase and Sale of Securities. The Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

            (a) In placing orders with brokers and/or dealers, the Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

            (b) The Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of

Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

            (c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

            (d) When the Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

         5. Expenses.

            (a) The Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Adviser also shall pay the salaries and fees of all personnel of the Trust or the Adviser performing services related to the Adviser's duties under this Agreement.

            (b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors' and Trustees' meetings; organization expenses; and extraordinary expenses.

         6. Compensation of the Adviser. In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series' average daily net assets. The fee for any period in which the Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

         7. Services to Others. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Adviser's ability to perform its obligations under this Agreement.

         8. Books, Records, and Information. The Adviser shall provide the Trust with all records concerning the Adviser's activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust's officers or Board of Trustees, including information required for the Trust's filings with the Securities and Exchange Commission and state securities commissions.

         9. Limitations on Liability.

            (a) The Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

            (b) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of the Adviser hereunder shall be joint, but not several.

         10. Effective Date; Termination; Amendments.

            (a) This Agreement shall be effective as of the date hereof and unless terminated sooner as provided herein, shall continue until July 31, 1999. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

            (b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days' written notice to the Adviser; or (ii) the Adviser, on 90 days' written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment.

            (c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series or by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

            (d) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

         11. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

         12. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.


                                            EXCELSIOR INSTITUTIONAL TRUST


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            UNITED STATES TRUST COMPANY
                                            OF NEW YORK


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            U.S. TRUST COMPANY OF
                                            CONNECTICUT


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

Exhibit A
to Investment
Advisory Agreement



SCHEDULE OF SERIES AND FEES UNDER INVESTMENT
ADVISORY AGREEMENT


                                             Annual Fee (as a percentage of the
                                             average daily net assets of the
Series Names                                 Series)
------------                                 -----------------------------------

Excelsior Institutional
International Equity Fund                                     1.00%

                                                                PRELIMINARY COPY
                                                                ----------------

                          EXCELSIOR INSTITUTIONAL TRUST



          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EXCELSIOR INSTITUTIONAL TRUST (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST'S INTERNATIONAL EQUITY FUND (THE "FUND") TO BE HELD ON DECEMBER 28, 1998, AT 10:00 A.M. (EASTERN TIME), AT THE OFFICES OF UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET, NEW YORK, NEW YORK 10036.

         THE UNDERSIGNED HEREBY APPOINTS FRANK BRUNO, IRENE WEIS, MICHAEL P. MALLOY AND DANIEL A. MOONAY, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST REPRESENTING INTERESTS IN THE FUND HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 9, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:


(1) Proposal to approve a new investment advisory agreement for the Fund among the Trust, United States Trust Company of New York and U.S. Trust Company of Connecticut.

                        For           Against            Abstain


(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



--------------------------------------     -------------------------------------
  SIGNATURE                     DATE       SIGNATURE (JOINT OWNERS)         DATE